UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10071

Oppenheimer Discovery Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

DISCOVERY MID CAP GROWTH FUND

SEMIANNUAL REPORT 4.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Growth Index
6-Month	-2.93%	-8.51%	6.04%
1-Year	16.24	9.55	20.62
5-Year	18.64	17.24	21.10
10-Year	8.15	7.51	9.63

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of -2.93% during the reporting period. On a relative basis, the Fund underperformed the Russell Midcap Growth Index (the “Index”), which returned 6.04%. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the information technology, health care and energy sectors. However, over the longer term, the Fund had positive absolute results. For the 1-year and 3-year periods ended April 30, 2014, the Fund’s Class A shares (without sales charge) produced returns of 16.24% and 8.19%, respectively. The Russell Midcap Growth Index produced returns of 20.62% and 11.63%, for those same periods.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and moderating housing activity. In May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. However, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in stock and bond markets. In addition, over the first four months of 2014, financial headlines were full of discussion of Fed policy, turmoil in Ukraine, and the implications of a slowdown in China. The U.S. continued to grow at a moderate pace, but slowed over the first quarter of 2014. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The Fed continued its program of “tapering” asset purchases by $10 billion per month for the first three months of the year, bringing their current monthly purchases to $55 billion in March (in January 2014, Janet Yellen was confirmed as next Fed chairman).

FUND REVIEW

The investment environment changed significantly over the past six months. In late 2013 and early 2014, high-quality growth companies continued to outperform the broader market as they had over the previous few years. But in March 2014, the tone of the market changed abruptly where companies with larger market capitalizations and lower valuations began to materially

3       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

outperform smaller companies with higher valuations. Our investment style, which favors high-quality, high-growth companies that often have above average valuations, began to underperform in mid-March despite little change to the underlying fundamentals of the companies we own. In fact, the vast majority of the Fund’s underperformance relative to the benchmark occurred in the last six weeks of the period.

Over the past decade, we have navigated periods when our investment style is out of favor with the broader market sentiment. Many good growth companies are now trading at very reasonable valuations and we are taking advantage of some of these opportunities, while also moving the portfolio to a slightly larger average market capitalization.

During the reporting period, the strongest performing stocks for the Fund were Harman International Industries, Inc., United Rentals, Inc. and Illumina, Inc. Harman International Industries, a leading provider of automotive infotainment, automotive audio, and professional audio devices and services, rallied strongly in early 2014. The company posted a solid fiscal quarterly beat and raised fiscal year 2014 guidance for revenue, and earnings per share. United Rentals, an equipment rental company, reaffirmed its fiscal year outlook and announced a $500 million share repurchase program, reflecting management’s confidence in the multi-year outlook. Illumina Inc., a leading developer of genetic analysis tools, reported very strong financial results during the reporting period and announced a series of innovative new products.

Detractors from performance this reporting period included CommVault Systems, Inc., LinkedIn Corp. and Nu Skin Enterprises, Inc., each of which we exited. CommVault Systems Inc., a provider of data protection and information management solutions, declined sharply after the company announced slower than expected revenue growth and a decrease in net income. LinkedIn Corp., the largest professional networking website, issued a sales forecast that trailed analysts’ estimates and reported slowing growth in all three of their business lines. Growth was decelerating in LinkedIn’s talent solutions unit, which accounts for over half of sales, as well as the company’s premium subscriptions and advertising businesses. Nu Skin Enterprises Inc., a major direct seller of personal care products and nutritional supplements, sold off sharply following a critical article published in China Daily, a state-owned periodical. This caused investors to worry about the company’s operations in China.

STRATEGY & OUTLOOK

The macroeconomic environment is characterized by modest economic growth, historically low interest rates, less stimulative fiscal and monetary policy and single-digit corporate profit growth. In this environment, our focus remains on identifying high-quality growth companies that we believe are positioned to outperform the equity market.

4       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

This includes leading firms in structurally

attractive industries with committed

management teams that have proven records

of performance.

Ronald J. Zibelli, Jr., CFA Portfolio Manager	Justin Livengood, CFA[1] Portfolio Manager

1. Justin Livengood became a Portfolio Manager in February 2014

5       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Harman International Industries, Inc.	1.9%
Tractor Supply Co.	1.8
Under Armour, Inc., Cl. A	1.8
Actavis plc	1.6
United Rentals, Inc.	1.6
CoStar Group, Inc.	1.6
Signature Bank	1.6
Michael Kors Holdings Ltd.	1.5
SBA Communications Corp., Cl. A	1.5
Illumina, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Machinery	7.9%
Software	7.0
Hotels, Restaurants & Leisure	5.5
Textiles, Apparel & Luxury Goods	4.9
Internet Software & Services	4.5
Commercial Banks	3.6
Oil, Gas & Consumable Fuels	3.4
Specialty Retail	3.2
Energy Equipment & Services	2.8
Chemicals	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on the total market value of common stocks.

6       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	-2.93%	16.24%	18.64%	8.15%
Class B (OEGBX)	11/1/00	-3.38%	15.28%	17.65%	7.64%
Class C (OEGCX)	11/1/00	-3.35%	15.28%	17.71%	7.32%
Class I (OEGIX)	2/28/13	-2.70%	16.85%	17.11% *	N/A
Class N (OEGNX)	3/1/01	-3.05%	15.94%	18.34%	7.87%
Class Y (OEGYX)	11/1/00	-2.82%	16.61%	19.22%	8.75%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEGAX)	11/1/00	-8.51%	9.55%	17.24%	7.51%
Class B (OEGBX)	11/1/00	-7.96%	10.28%	17.44%	7.64%
Class C (OEGCX)	11/1/00	-4.27%	14.28%	17.71%	7.32%
Class I (OEGIX)	2/28/13	-2.70%	16.85%	17.11% *	N/A
Class N (OEGNX)	3/1/01	-3.97%	14.94%	18.34%	7.87%
Class Y (OEGYX)	11/1/00	-2.82%	16.61%	19.22%	8.75%
*	Show performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class I and Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not

7       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Actual	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During 6 Months Ended April 30, 2014
Class A	$ 1,000.00	$ 970.70	$ 6.77
Class B	1,000.00	966.20	11.28
Class C	1,000.00	966.50	10.64
Class I	1,000.00	973.00	4.41
Class N	1,000.00	969.50	8.19
Class Y	1,000.00	971.80	5.49

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.95	6.93
Class B	1,000.00	1,013.39	11.55
Class C	1,000.00	1,014.03	10.89
Class I	1,000.00	1,020.33	4.52
Class N	1,000.00	1,016.51	8.38
Class Y	1,000.00	1,019.24	5.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.38%
Class B	2.30
Class C	2.17
Class I	0.90
Class N	1.67
Class Y	1.12

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS April 30, 2014 Unaudited

	Shares	Value
Common Stocks—96.2%
Consumer Discretionary—23.2%
Auto Components—2.5%
BorgWarner, Inc.	38,130	$2,369,398
Delphi Automotive plc	76,740	5,129,302
TRW Automotive Holdings Corp.[1]	55,330	4,445,765
		11,944,465

Hotels, Restaurants & Leisure—5.5%
Chipotle Mexican Grill, Inc.[1]	11,160	5,563,260
Domino’s Pizza, Inc.	48,200	3,585,116
Dunkin’ Brands Group, Inc.	136,290	6,202,558
MGM Resorts International[1]	198,450	5,006,893
Wynn Resorts Ltd.	28,500	5,810,865
		26,168,692

Household Durables—1.9%
Harman International Industries, Inc.	83,900	9,196,279

Internet & Catalog Retail—2.5%
Netflix, Inc.[1]	15,280	4,920,771
TripAdvisor, Inc.[1]	45,850	3,701,929
Vipshop Holdings Ltd., ADR[1]	17,230	2,415,474
zulily, Inc., Cl. A1	21,930	932,463
		11,970,637

Leisure Products—1.2%
Polaris Industries, Inc.	41,800	5,614,994

Media—1.5%
AMC Networks, Inc., Cl. A1	66,200	4,347,354
Lions Gate Entertainment Corp.	95,320	2,528,840
		6,876,194

Specialty Retail—3.2%
O’Reilly Automotive, Inc.[1]	44,970	6,691,087
Tractor Supply Co.	127,530	8,575,117
		15,266,204

	Shares	Value
Textiles, Apparel & Luxury Goods—4.9%
Deckers Outdoor Corp.[1]	48,830	$3,855,129
Kate Spade & Co.[1]	107,790	3,747,858
Michael Kors Holdings Ltd.[1]	80,390	7,331,568
Under Armour, Inc., Cl. A1	172,260	8,421,791
		23,356,346

Consumer Staples—3.8%
Beverages—1.3%
Constellation Brands, Inc., Cl. A1	75,870	6,057,461

Food Products—2.5%
Hormel Foods Corp.	77,110	3,677,376
Keurig Green Mountain, Inc.	24,130	2,260,498
Tyson Foods, Inc., Cl. A	83,799	3,517,044
WhiteWave Foods Co., Cl. A1	90,330	2,501,238
		11,956,156

Energy—6.2%
Energy Equipment & Services—2.8%
Core Laboratories NV	21,610	4,055,765
Dril-Quip, Inc.[1]	32,970	3,729,566
Helmerich & Payne, Inc.	52,120	5,662,838
		13,448,169

Oil, Gas & Consumable Fuels—3.4%
Antero Resources Corp.[1]	66,390	4,359,831
Concho Resources, Inc.[1]	45,540	5,940,693
Diamondback Energy, Inc.[1]	34,870	2,508,548
Gulfport Energy Corp.[1]	43,150	3,178,861
		15,987,933

Financials—6.9%
Capital Markets—2.3%
Affiliated Managers Group, Inc.[1]	24,180	4,792,476
LPL Financial Holdings, Inc.	50,370	2,385,019

11        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Capital Markets (Continued)
Waddell & Reed Financial, Inc., Cl. A	58,040	$3,914,798
		11,092,293

Commercial Banks—3.6%
First Republic Bank	74,090	3,760,809
Signature Bank[1]	62,450	7,420,309
SVB Financial Group[1]	55,080	5,876,485
		17,057,603

Diversified Financial Services—1.0%
CBOE Holdings, Inc.	45,580	2,432,149
Moody’s Corp.	30,298	2,378,393
		4,810,542

Health Care—13.6%
Biotechnology—2.2%
BioMarin Pharmaceutical, Inc.[1]	41,240	2,401,405
Cubist Pharmaceuticals, Inc.[1]	57,810	4,050,168
Incyte Corp.[1]	78,160	3,795,450
		10,247,023

Health Care Equipment & Supplies—2.2%
Align Technology, Inc.[1]	45,720	2,303,831
Cooper Cos., Inc. (The)	9,190	1,212,253
DexCom, Inc.[1]	92,960	3,015,622
IDEXX Laboratories, Inc.[1]	30,000	3,793,200
		10,324,906

Health Care Providers & Services—2.8%
AmerisourceBergen Corp.	85,410	5,567,024
Centene Corp.[1]	54,140	3,594,896
Envision Healthcare Holdings, Inc.[1]	119,550	4,039,594
		13,201,514

Health Care Technology—1.8%
athenahealth, Inc.[1]	19,640	2,428,290
Cerner Corp.[1]	119,900	6,150,870
		8,579,160

Life Sciences Tools & Services—2.5%
Covance, Inc.[1]	57,280	5,056,678

	Shares	Value
Life Sciences Tools & Services (Continued)
Illumina, Inc.[1]	51,810	$7,038,389
		12,095,067

Pharmaceuticals—2.1%
Actavis plc[1]	38,020	7,768,627
Jazz Pharmaceuticals plc[1]	17,360	2,341,864
		10,110,491

Industrials—17.7%
Aerospace & Defense—2.0%
Hexcel Corp.[1]	165,340	6,893,025
TransDigm Group, Inc.	14,760	2,625,361
		9,518,386

Airlines—1.0%
Spirit Airlines, Inc.[1]	83,890	4,768,308

Building Products—0.8%
A.O. Smith Corp.	79,490	3,716,952

Commercial Services & Supplies—0.7%
Mobile Mini, Inc.	77,100	3,406,278

Electrical Equipment—2.5%
Acuity Brands, Inc.	53,310	6,640,827
AMETEK, Inc.	100,982	5,323,771
		11,964,598

Machinery—7.9%
Colfax Corp.[1]	85,840	6,178,763
Flowserve Corp.	48,660	3,554,613
Middleby Corp. (The)[1]	23,410	5,910,557
Pall Corp.	42,390	3,567,119
Pentair Ltd.	48,470	3,600,836
Proto Labs, Inc.[1]	40,450	2,448,843
WABCO Holdings, Inc.[1]	59,520	6,369,235
Wabtec Corp.	81,200	6,053,460
		37,683,426

Professional Services—1.2%
On Assignment, Inc.[1]	67,760	2,371,600
Towers Watson & Co.	29,390	3,298,146
		5,669,746

12        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value
Trading Companies & Distributors—1.6%
United Rentals, Inc.[1]	81,150	$7,614,304

Information Technology—17.4%
Communications Equipment—0.7%
Palo Alto Networks, Inc.[1]	52,490	3,337,314

Internet Software & Services—4.5%
Cornerstone OnDemand, Inc.[1]	99,350	3,652,106
CoStar Group, Inc.[1]	46,720	7,516,781
GrubHub, Inc.[1]	4,610	142,679
Pandora Media, Inc.[1]	161,360	3,779,051
Shutterstock, Inc.[1]	50,620	3,670,456
Yelp, Inc., Cl. A1	42,780	2,494,930
		21,256,003

IT Services—2.3%
Alliance Data Systems Corp.[1]	15,090	3,650,271
FleetCor Technologies, Inc.[1]	33,790	3,856,453
MAXIMUS, Inc.	80,870	3,442,636
		10,949,360

Semiconductors & Semiconductor Equipment—1.3%
NXP Semiconductors NV1	103,660	6,180,209

Software—7.0%
Aspen Technology, Inc.[1]	105,020	4,514,810
Concur Technologies, Inc.[1]	57,840	4,654,385
Guidewire Software, Inc.[1]	78,560	2,966,426
NetSuite, Inc.[1]	54,095	4,182,084
ServiceNow, Inc.[1]	100,360	4,989,899
Splunk, Inc.[1]	65,360	3,566,695
Tableau Software, Inc., Cl. A1	69,380	3,834,633
Ultimate Software Group, Inc. (The)[1]	39,480	4,722,992
		33,431,924

	Shares	Value
Technology Hardware, Storage & Peripherals—1.6%
SanDisk Corp.	41,910	$3,561,093
Stratasys Ltd.[1]	41,110	3,982,326
		7,543,419

Materials—5.9%
Chemicals—2.8%
Methanex Corp.	39,250	2,433,500
PolyOne Corp.	116,180	4,353,265
Westlake Chemical Corp.	90,440	6,439,328
		13,226,093

Construction Materials—1.9%
Eagle Materials, Inc.	63,240	5,269,789
Vulcan Materials Co.	56,550	3,649,172
		8,918,961

Containers & Packaging—0.5%
Crown Holdings, Inc.[1]	49,813	2,349,679

Metals & Mining—0.7%
Carpenter Technology Corp.	52,450	3,293,860

Telecommunication Services—1.5%
Wireless Telecommunication Services—1.5%
SBA Communications Corp., Cl. A1	80,970	7,267,866
Total Common Stocks (Cost $367,286,813)		457,458,815

Investment Company—3.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $18,764,879)	18,764,879	18,764,879
Total Investments, at Value (Cost $386,051,692)	100.1%	476,223,694
Liabilities in Excess of Other Assets	(0.1)	(427,446)
Net Assets	100.0%	$475,796,248

13        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares April 30, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	11,977,245	111,560,892	104,773,258	18,764,879

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$18,764,879	$4,620

3. Rate shown is the 7-day yield as of April 30, 2014.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $367,286,813)	$457,458,815
Affiliated companies (cost $18,764,879)	18,764,879

476,223,694

Receivables and other assets:
Investments sold	10,150,631
Shares of beneficial interest sold	430,811
Dividends	106,083
Other	120,775

Total assets	487,031,994

Liabilities
Bank overdraft	500

Payables and other liabilities:
Investments purchased	10,225,721
Shares of beneficial interest redeemed	876,822
Distribution and service plan fees	88,610
Trustees’ compensation	24,616
Other	19,477

Total liabilities	11,235,746

Net Assets	$475,796,248

Composition of Net Assets
Par value of shares of beneficial interest	$29,652

Additional paid-in capital	367,161,737

Accumulated net investment loss	(6,111,541)

Accumulated net realized gain on investments	24,544,398

Net unrealized appreciation on investments	90,172,002

Net Assets	$475,796,248

15        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $292,669,088 and 17,884,425 shares of beneficial interest outstanding)	$16.36
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$17.36

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,778,464 and 1,095,510 shares of beneficial interest outstanding)	$14.40

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $81,636,373 and 5,636,328 shares of beneficial interest outstanding)	$14.48

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $14,217,477 and 799,991 shares of beneficial interest outstanding)	$17.77

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,444,180 and 1,750,603 shares of beneficial interest outstanding)	$15.68

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $44,050,666 and 2,485,491 shares of beneficial interest outstanding)	$17.72

See accompanying Notes to Financial Statement

16        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2014 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $7,249)	$898,352
Affiliated companies	4,620

Interest	67

Total investment income	903,039

Expenses
Management fees	2,083,386

Distribution and service plan fees:
Class A	360,173
Class B	87,478
Class C	411,894
Class N	69,667

Transfer and shareholder servicing agent fees:
Class A	346,097
Class B	32,513
Class C	109,817
Class I	2,126
Class N	39,128
Class Y	50,954

Shareholder communications:
Class A	47,872
Class B	6,584
Class C	12,202
Class I	9
Class N	2,586
Class Y	1,968

Trustees’ compensation	4,185

Custodian fees and expenses	1,240

Other	25,128

Total expenses	3,695,007
Less waivers and reimbursements of expenses	(7,704)

Net expenses	3,687,303

Net Investment Loss	(2,784,264)

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	25,402,922

Net change in unrealized appreciation/depreciation on investments	(39,515,954)

Net Decrease in Net Assets Resulting from Operations	$(16,897,296)

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations
Net investment loss	$(2,784,264)	$(3,087,406)

Net realized gain	25,402,922	46,189,973

Net change in unrealized appreciation/depreciation	(39,515,954)	60,536,059

Net increase (decrease) in net assets resulting from operations	(16,897,296)	103,638,626

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(12,648,322)	—
Class B	(884,424)	—
Class C	(3,909,496)	—
Class I	(557,539)	—
Class N	(1,242,374)	—
Class Y	(1,799,996)	—

	(21,042,151)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	35,934,774	(605,723)
Class B	(1,146,240)	(4,897,735)
Class C	11,664,249	7,426,800
Class I	1,822,186	10,742,654
Class N	2,334,484	3,732,634
Class Y	28,000,089	(20,929,782)

	78,609,542	(4,531,152)

Net Assets
Total increase	40,670,095	99,107,474

Beginning of period	435,126,153	336,018,679

End of period (including accumulated net investment loss of $6,111,541 and $3,327,277, respectively)	$475,796,248	$435,126,153

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$17.65	$13.36	$12.13	$10.57	$8.31	$8.11
Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.10)	(0.11)[3]	(0.15)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	(0.42)	4.39	1.34	1.71	2.37	0.28

Total from investment operations	(0.51)	4.29	1.23	1.56	2.26	0.20
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$16.36	$17.65	$13.36	$12.13	$10.57	$8.31

Total Return, at Net Asset Value[4]	(2.93)%	32.11%	10.14%	14.76%	27.20%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$292,669	$279,705	$213,421	$147,699	$83,169	$61,367
Average net assets (in thousands)	$300,575	$239,530	$174,851	$132,902	$71,047	$57,232
Ratios to average net assets:[5]
Net investment loss	(1.00)%	(0.68)%	(0.87)%[3]	(1.23)%	(1.18)%	(1.10)%
Total expenses[6]	1.38%	1.47%	1.51%	1.54%	1.77%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.38%	1.47%	1.48%	1.54%	1.62%	1.46%
Portfolio turnover rate	44%	89%	76%	99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.38%
Year Ended October 31, 2013	1.47%
Year Ended October 31, 2012	1.51%
Year Ended October 31, 2011	1.54%
Year Ended October 29, 2010	1.77%
Year Ended October 31, 2009	1.85%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$15.70	$11.99	$10.97	$9.63	$7.64	$7.51
Income (loss) from investment operations:
Net investment loss[2]	(0.15)	(0.20)	(0.20)[3]	(0.22)	(0.17)	(0.13)
Net realized and unrealized gain (loss)	(0.37)	3.91	1.22	1.56	2.16	0.26

Total from investment operations	(0.52)	3.71	1.02	1.34	1.99	0.13
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.40	$15.70	$11.99	$10.97	$9.63	$7.64

Total Return, at Net Asset Value[4]	(3.38)%	30.94%	9.30%	13.92%	26.05%	1.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,778	$18,329	$18,520	$16,113	$11,066	$11,528
Average net assets (in thousands)	$17,681	$17,710	$17,369	$15,321	$10,890	$11,863
Ratios to average net assets:[5]
Net investment loss	(1.91)%	(1.50)%	(1.72)%[3]	(2.02)%	(1.97)%	(1.92)%
Total expenses[6]	2.32%	2.51%	2.54%	2.58%	2.88%	2.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.30%	2.31%	2.32%	2.34%	2.42%	2.29%
Portfolio turnover rate	44%	89%	76%	99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	2.32%
Year Ended October 31, 2013	2.51%
Year Ended October 31, 2012	2.54%
Year Ended October 31, 2011	2.58%
Year Ended October 29, 2010	2.88%
Year Ended October 31, 2009	2.94%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class C	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$15.78	$12.04	$11.02	$9.67	$7.66	$7.53
Income (loss) from investment operations:
Net investment loss[2]	(0.14)	(0.20)	(0.20)[3]	(0.22)	(0.17)	(0.13)
Net realized and unrealized gain (loss)	(0.38)	3.94	1.22	1.57	2.18	0.26

Total from investment operations	(0.52)	3.74	1.02	1.35	2.01	0.13
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.48	$15.78	$12.04	$11.02	$9.67	$7.66

Total Return, at Net Asset Value[4]	(3.35)%	31.06%	9.26%	13.96%	26.24%	1.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,636	$76,999	$52,465	$40,485	$23,583	$18,702
Average net assets (in thousands)	$83,170	$61,583	$47,571	$35,471	$21,239	$17,362
Ratios to average net assets:[5]
Net investment loss	(1.79)%	(1.48)%	(1.70)%[3]	(1.99)%	(1.93)%	(1.87)%
Total expenses[6]	2.17%	2.25%	2.31%	2.34%	2.57%	2.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.17%	2.25%	2.29%	2.30%	2.37%	2.23%
Portfolio turnover rate	44%	89%	76%	99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	2.17%
Year Ended October 31, 2013	2.25%
Year Ended October 31, 2012	2.31%
Year Ended October 31, 2011	2.34%
Year Ended October 29, 2010	2.57%
Year Ended October 31, 2009	2.73%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2014 (Unaudited)	Period Ended October 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$19.06	$15.41
Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(0.46)	3.68

Total from investment operations	(0.51)	3.65
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00
Net asset value, end of period	$17.77	$19.06

Total Return, at Net Asset Value[3]	(2.70)%	23.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,218	$13,435
Average net assets (in thousands)	$14,287	$9,864
Ratios to average net assets:[4]
Net investment loss	(0.53)%	(0.24)%
Total expenses[5]	0.90%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.92%
Portfolio turnover rate	44%	89%

1. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.90%
Period Ended October 31, 2013	0.92%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class N	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$16.97	$12.88	$11.73	$10.24	$8.08	$7.90
Income (loss) from investment operations:
Net investment loss[2]	(0.11)	(0.14)	(0.15)[3]	(0.17)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	(0.40)	4.23	1.30	1.66	2.29	0.28

Total from investment operations	(0.51)	4.09	1.15	1.49	2.16	0.18
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$15.68	$16.97	$12.88	$11.73	$10.24	$8.08

Total Return, at Net Asset Value[4]	(3.05)%	31.76%	9.80%	14.55%	26.73%	2.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,444	$27,318	$17,456	$15,818	$12,007	$9,141
Average net assets (in thousands)	$28,208	$21,570	$16,529	$15,322	$10,371	$7,904
Ratios to average net assets:[5]
Net investment loss	(1.29)%	(0.99)%	(1.19)%[3]	(1.47)%	(1.43)%	(1.35)%
Total expenses[6]	1.67%	1.77%	1.82%	1.82%	2.07%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.76%	1.78%	1.79%	1.86%	1.71%
Portfolio turnover rate	44%	89%	76%	99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.67%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.82%
Year Ended October 31, 2011	1.82%
Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.24%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$19.03	$14.35	$12.97	$11.23	$8.78	$8.52
Income (loss) from investment operations:
Net investment loss[2]	(0.07)	(0.03)	(0.05)[3]	(0.09)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	(0.46)	4.71	1.43	1.83	2.51	0.30

Total from investment operations	(0.53)	4.68	1.38	1.74	2.45	0.26
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$17.72	$19.03	$14.35	$12.97	$11.23	$8.78

Total Return, at Net Asset Value[4]	(2.82)%	32.61%	10.64%	15.49%	27.90%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,051	$19,340	$34,157	$17,197	$5,914	$3,835
Average net assets (in thousands)	$43,704	$24,569	$24,900	$13,251	$4,904	$3,294
Ratios to average net assets:[5]
Net investment loss	(0.75)%	(0.21)%	(0.39)%[3]	(0.72)%	(0.61)%	(0.50)%
Total expenses[6]	1.12%	1.05%	1.02%	1.01%	1.04%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.05%	1.02%	1.01%	1.04%	0.86%
Portfolio turnover rate	44%	89%	76%	99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.12%
Year Ended October 31, 2013	1.05%
Year Ended October 31, 2012	1.02%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	1.04%
Year Ended October 31, 2009	1.02%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO

FINANCIAL STATEMENTS   April 30, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of

25        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended October 31, 2013, the Fund utilized $20,392,062 of capital loss carryforward to offset capital gains realized in that fiscal year.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$387,156,981

Gross unrealized appreciation	$97,206,931
Gross unrealized depreciation	(8,140,218)

Net unrealized appreciation	$89,066,713

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$215
Payments Made to Retired Trustees	1,089
Accumulated Liability as of April 30, 2014	8,575

26        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. Significant Accounting Policies (Continued)

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

27        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when he Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued

28        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Securities Valuation (Continued)

at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

29        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$110,393,811	$—	$—	$110,393,811
Consumer Staples	18,013,617	—	—	18,013,617
Energy	29,436,102	—	—	29,436,102

30        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Financials	$32,960,438	$—	$—	$32,960,438
Health Care	64,558,161	—	—	64,558,161
Industrials	84,341,998	—	—	84,341,998
Information Technology	82,698,229	—	—	82,698,229
Materials	27,788,593	—	—	27,788,593
Telecommunication Services	7,267,866	—	—	7,267,866
Investment Company	18,764,879	—	—	18,764,879
Total Assets	$476,223,694	$—	$—	$476,223,694

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013[1]
	Shares	Amount	Shares	Amount
Class A
Sold	3,471,410	$61,338,180	5,985,092	$90,013,177
Dividends and/or distributions reinvested	739,269	12,279,245	—	—
Redeemed	(2,169,266)	(37,682,651)	(6,112,610)	(90,618,900)

Net increase (decrease)	2,041,413	$35,934,774	(127,518)	$(605,723)

Class B
Sold	73,856	$1,158,448	154,121	$2,065,037
Dividends and/or distributions reinvested	59,310	870,076	—	—
Redeemed	(204,970)	(3,174,764)	(531,968)	(6,962,772)

Net decrease	(71,804)	$(1,146,240)	(377,847)	$(4,897,735)

Class C
Sold	1,033,506	$16,145,134	1,847,847	$25,098,215
Dividends and/or distributions reinvested	256,913	3,786,903	—	—
Redeemed	(534,606)	(8,267,788)	(1,326,265)	(17,671,415)

Net increase	755,813	$11,664,249	521,582	$7,426,800

31        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2014		Year Ended October 31, 2013[1]
	Shares	Amount	Shares	Amount
Class I
Sold	111,808	$2,155,961	811,973	$12,538,506
Dividends and/or distributions reinvested	30,946	557,030	—	—
Redeemed	(47,578)	(890,805)	(107,158)	(1,795,852)

Net increase	95,176	$1,822,186	704,815	$10,742,654

Class N
Sold	292,643	$4,916,481	688,596	$9,876,242
Dividends and/or distributions reinvested	75,456	1,202,014	—	—
Redeemed	(227,317)	(3,784,011)	(433,652)	(6,143,608)

Net increase	140,782	$2,334,484	254,944	$3,732,634

Class Y
Sold	1,830,021	$34,913,399	624,374	$9,923,252
Dividends and/or distributions reinvested	97,999	1,761,036	—	—
Redeemed	(458,862)	(8,674,346)	(1,988,769)	(30,853,034)

Net increase (decrease)	1,469,158	$28,000,089	(1,364,395)	$(20,929,782)

1. For the year ended October 31, 2013, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2013 (inception of offering) to October 31, 2013, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$254,855,024	$207,837,487

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.90%
Next $200 million	0.85
Next $200 million	0.80
Over $600 million	0.75

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the

32        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

5. Fees and Other Transactions with Affiliates (Continued)

investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee

33        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class C	$799,201
Class N	306,278

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2014	$180,395	$4,151	$10,137	$3,141	$626

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2014, the Manager waived fees and/or reimbursed the Fund $5,950 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$1,754

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain

34        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

6. Pending Litigation (Continued)

officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President
Justin Livengood, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

37        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

39        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OppenheimerFunds™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0721.001.0414 June 25, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)    (1)    Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Mid Cap Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	6/9/2014